UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 9, 2004

Lincare Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19946	51-0331330
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)

19387 U.S. 19 North, Clearwater, FL 33764

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:	727-530-7700

(Former name or address, if changed from last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1 Press release issued by Lincare Holdings Inc., dated February 9, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition.

On February 9, 2004, Lincare Holdings Inc. issued a press release announcing its results of operations for the quarter and year ended December 31, 2003. A copy of the company’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lincare Holdings Inc.

By:	/s/ Paul G. Gabos
Paul G. Gabos
Secretary and Chief Financial Officer

February 10, 2004